                           KEMPER U.S. MORTGAGE FUND


                                     ANNUAL REPORT TO SHAREHOLDERS
                                     FOR THE YEAR ENDED JULY 31, 1995


OFFERING INVESTORS THE OPPORTUNITY FOR MAXIMUM CURRENT RETURN FROM U.S. GOVERNMENT SECURITIES


                           "...The fund outperformed
                         the average of its peers from
                           December through February
                            ... as we anticipated an
                             economic slowdown and
                         acted earlier than others..."


[KEMPER MUTUAL FUNDS LOGO]

================================================================================
                               TABLE OF CONTNETS

                     General Economic Review              3

                     Performance Update                   5

                     Terms to Know                        8

                     Portfolio Statistics                 9

                     Portfolio of Investments            10

                     Report from Independent Auditors    11

                     Financial Statements                12

                     Notes to Financial Statements       14

                     Financial Highlights                18

================================================================================
AT A GLANCE

Kemper U.S. Mortgage Fund Total Returns for the year ended July 31, 1995 (unadjusted for any sales charge):

CLASS A                                 9.48%
CLASS B                                 8.44%
CLASS C                                 8.85%
LIPPER U.S. MORTGAGE FUND AVERAGE**     8.48%

NET ASSET VALUE

                                                  AS OF                   AS OF
                                                 7/31/95                 7/31/94
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS A                 $7.06                   $6.96
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS B                 $7.05                   $6.96
--------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND CLASS C                 $7.05                   $6.95
--------------------------------------------------------------------------------

KEMPER U.S. MORTGAGE FUND LIPPER RANKINGS

Compared to all other funds in the Lipper U.S. Mortgage Funds category**

--------------------------------------------------------------------------------
                       CLASS A                CLASS B                CLASS C
--------------------------------------------------------------------------------
1-YEAR             #10 OF 60 FUNDS        #29 OF 60 FUNDS        #24 OF 60 FUNDS
--------------------------------------------------------------------------------
5-YEAR                   N/A              #14 OF 20 FUNDS              N/A
--------------------------------------------------------------------------------
10-YEAR                  N/A              #11 OF 11 FUNDS              N/A
--------------------------------------------------------------------------------

**Lipper Analytical Services, Inc. rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Rankings are historical and do not reflect future performance.

DIVIDEND REVIEW

The following table shows per share dividend and yield information for the fund as of July 31, 1995

                                        CLASS A         CLASS B          CLASS C
--------------------------------------------------------------------------------
1 YEAR INCOME:                          $0.5248         $0.4686          $0.4719
--------------------------------------------------------------------------------
JULY DIVIDEND:                          $0.0440         $0.0389          $0.0393
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+:            7.48%           6.62%            6.69%
--------------------------------------------------------------------------------
SEC YIELD+:                               6.13%           5.28%            5.27%
--------------------------------------------------------------------------------

+Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 1995. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended July 31, 1995, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

================================================================================
ABOUT YOUR REPORT

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months. Specifically, your report now includes:

-    Terms you'd need to know related to your fund
-    A look at your fund's portfolio composition and how it has changed
- The years to maturity and the duration of the fund's underlying investments.

     If you have any comments about the revised format or if you have suggestions for additional changes, please write to:

     Kemper Mutual Funds
     Shareholder Communications
     120 South LaSalle Street
     Chicago, IL 60603

================================================================================
                                                         GENERAL ECONOMIC REVIEW

[PHOTO OF STEPHEN B. TIMBERS IN UPPER RIGHT-HAND CORNER]

Stephen B. Timbers is both Chief Executive and Chief Investment Officer of Kemper Financial Services, Inc. (KFS). KFS and its affiliates manage approximately $60 billion in assets, including $42 billion in retail mutual funds. Timbers is a graduate of Yale University and holds an M.B.A. from Harvard University.

DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in the first several months of 1995. At this point in the year, the returns of most leading securities markets are significantly higher than they were at the same time in 1994.

     This is an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be slowing down at a comfortable pace.

     Through a series of interest rate adjustments, the Federal Reserve Board has played a critical role in controlling the pace of economic growth. Its most recent adjustment was in July when the Fed acknowledged that economic growth had slowed so much that a recession was a threat. In response, the Federal Reserve eased short-term interest rates by a small but symbolic 25 basis points. This action was significant because, since February 1994, the Fed had been raising interest rates to slow down what was considered high enough growth to rekindle troublesome inflation.

     After the interest rate cut, the government announced that the real gross domestic product (GDP) -- the value of goods and services produced in the United States -- grew at a 1.1% annual rate in the second quarter. This was a revised number, representing more than twice the growth that was originally reported, and it virtually assured that the economy was not in jeopardy of recession. At the same time, economic growth at that level did not require an immediate response, in the form of additional rate cuts, from the Fed.

     The absence of inflation is also very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, price increases are modest. In fact, plunging energy prices during the summer offset slight increases in food prices. Consumer prices through July 1995 rose at an annual rate of 3.1% -- higher than last year but still not a concern, and the GDP deflator is running at only about 2%.

     We anticipate 2% to 3% real GDP growth for the next few quarters, with the momentum likely to come from housing and foreign trade. Will the Federal Reserve Board adjust interest rates again? Additional action by the Fed at least once more in 1995 would not surprise us.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

     We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market showed some vulnerability when it took a tumble in July. The market recovered after a brief period and has started to move up again. But such a sudden, severe mini-correction served to remind investors that the current bull market will inevitably come to an end someday and that some sectors may even be overextended today.

   As we view the remainder of the year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

   International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar is gaining strength against most foreign currencies. While a

================================================================================

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                        NOW (7/31/95)   6 MONTHS AGO   1 YEAR AGO    2 YEARS AGO
--------------------------------------------------------------------------------
10-YEAR TREASURY RATE (1)    6.28%          7.47%         7.24%          5.68%
--------------------------------------------------------------------------------
PRIME RATE (2)               8.80           9.00          7.51           6.00
--------------------------------------------------------------------------------
INFLATION RATE (3)           2.90           2.86          2.90           2.84
--------------------------------------------------------------------------------
THE U.S. DOLLAR (4)         (7.04)         (5.54)        (2.61)          7.61
--------------------------------------------------------------------------------
CAPITAL GOODS ORDERS (5)     7.08          15.06         21.72          16.98
--------------------------------------------------------------------------------
INDUSTRIAL PRODUCTION (6)    2.60           5.60          6.18           3.87
--------------------------------------------------------------------------------
EMPLOYMENT GROWTH (7)        2.09           3.15          3.17           2.09
--------------------------------------------------------------------------------


(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

Source: Economics Department, Kemper Financial Services, Inc.
--------------------------------------------------------------------------------

stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

     We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

     Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

     With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ STEPHEN B. TIMBERS
--------------------------------------
Stephen B. Timbers
Chief Investment and Executive Officer
September 11, 1995

================================================================================
                                                              PERFORMANCE UPDATE

[PHOTO OF PAUL SLOAN IN UPPER RIGHT-HAND CORNER]

Paul Sloan joined Kemper Financial Services, Inc. (KFS) in April 1995 and is Senior Vice President of KFS and Portfolio Manager of Kemper U.S. Mortgage Fund. Sloan comes to Kemper from Woodbridge Capital Management, the investment management subsidiary of Comerica, Inc., where he was the director of institutional portfolio management. Sloan graduated from the University of Detroit and earned his master's of business administration degree from Wayne State University.

KEMPER U.S. MORTGAGE FUND PORTFOLIO MANAGER PAUL SLOAN EXPLAINS HOW HE USED TREASURY INVESTMENTS TO BOOST THE FUND'S PERFORMANCE DURING A YEAR THAT OPENED AMIDST A TURBULENT BOND MARKET AND ENDED IN AN ENVIRONMENT OF DECLINING INTEREST RATES AND LOW INFLATION.

Q    We are reporting on a fiscal year -- from August 1, 1994, to July 31, 1995
-- when we saw both rising and falling interest rates. What kinds of adjustments were made to the portfolio as rates continued to rise and then reversed direction?

A    Essentially, we altered durations and the level of our investment in mortgages as rates fluctuated and our economic outlook changed. Let's look at what happened in detail. At the end of October 1994, 84 percent of the portfolio was invested in mortgages and the portfolio had a relatively short duration of
3.4 years. This is considered a defensive position, which was appropriate because the economy was expanding rapidly and interest rates were rising. The shorter a fund's duration -- and remember that duration is a measurement of a portfolio's sensitivity to interest rates -- the lower its sensitivity to interest rate changes. Our short-duration stance helped reduce the decline in prices that resulted as interest rates rose.

     In December, we became optimistic that economic growth was beginning to wane and increased the fund's duration to 5.2 years. We purchased 30-year Government National Mortgage Association (GNMA) mortgage-backed securities, which are longer-duration assets that tend to outperform when interest rates decline.

     The fund outperformed the average of its peers from December through February as a result of this strategy, in which we anticipated an economic slowdown and acted earlier than others. It also positioned the fund to further benefit from the bond rally that occurred as rates dropped from March through May. During this rally, we maintained our longer-duration and sold mortgages to buy Treasuries. Treasuries outperformed throughout the spring as the market continued to rally, again enabling us to provide positive returns.

     In June we began to move out of Treasuries and increased our mortgage holdings by the beginning of July. The shift was prompted by the relative under-performance of mortgages compared to Treasuries, and our expectation that mortgages would begin to outperform if interest rates stabilized. At this time the price of mortgages had dropped to a point where the risk and reward of owning them versus Treasuries was extremely attractive.

Q    The fund's fiscal year includes five months of 1994, one of the worst years in the history of the bond market. Yet, the bond market

================================================================================

more than recovered in the first several months of 1995. What, if anything, did you learn from these two periods?

A    It's true that this has been a period of extremes. The rising rate scenario of 1994 enabled us to raise the fund's dividend in September 1994. Yet falling interest rates this year, combined with the Federal Reserve Board's rate cut in July, forced us to announce a modest dividend cut in August.

     More than anything, perhaps, the last 12 months have demonstrated the importance of being flexible. For example, this spring's market rally convinced us that we must be willing to shift funds out of mortgages and into Treasuries. Previously, our instinct may have been to remain with the higher-yielding mortgages, but in a rallying market Treasuries outperform mortgages. In fact, at the height of the rally in May, our mortgage holdings were at their lowest
-- representing 85 percent of the portfolio -- and Treasuries represented 13 percent. This shift to Treasuries contributed to the fund's superior May performance. Treasuries' lower interest rates impaired our ability to earn a higher rate of interest income but we are managing the fund with a focus on overall total return.

Q    As volatile as the last year has been, shareholders seek consistent fund performance nonetheless. What can be done to improve consistency?

A    In fact, our goal is to produce more consistent performance, and that's something we're pursuing in several ways. In the last year we restructured the fund's investments. Specifically, we have favored Treasuries and 30-year mortgage-backed securities over 15-year mortgages and structured products such as collateralized mortgage obligations. This streamlined portfolio has helped


SEVERAL MARKET FORCES INFLUENCED INVESTORS IN U.S. GOVERNMENT SECURITIES FROM AUGUST 1994 THROUGH JULY 1995

A. ECONOMIC GROWTH HALTED...

Economic growth, as measured by quarterly changes in the U.S. economy's gross domestic product (GDP), was robust throughout 1994 but fell dramatically by mid-1995.

3Q94                                                  4.0%
4Q94                                                  5.1
1Q95                                                  2.7
2Q95                                                  1.1

Source: The Wall Street Journal and Barrons

B.  IN RESPONSE TO RISING SHORT-TERM INTEREST RATES...

The Federal Reserve Board continued its series of interest rate hikes until early July 1995, when it announced a modest interest rate cut. This bar graph tracks the Fed's changes to the federal funds rate (the interest rate that banks charge each other for overnight loans), which is a measure of short-term interest rates.

START OF FISCAL YEAR
8/18                                                  4.75%
11/15                                                 5.50
2/1                                                   6.00
7/6/95                                                5.75

Source: Investment Company Institute (ICI) Mutual Fund 1995 Fact Book and The Wall Street Journal

C.  BUT INFLATION POSED NO THREAT...

Despite worries that the strong growth in 1994 would result in increased price inflation, the Consumer Price Index (CPI) was never a concern during the period. This graph illustrates the quarterly percentage change in the rate of inflation as measured by CPI.

3Q94                                                  .8%
4Q94                                                  .5
1Q95                                                  .8
2Q95                                                  .9

Source: Towers Data System

================================================================================

us weather periods of market volatility with greater ease and flexibility.

   Further, we have become more willing to make investment shifts as necessary to attain maximum performance in a given economic environment. We are willing to adjust any performance characteristic of the fund -- whether it is the composition of coupons, the fund's duration or its asset allocation structure -- to help enhance our investors' total rate of return.

Q    What's your outlook for the next few months?

A    We are undaunted in our belief that the economy is growing, but at a pace slow enough to allow for further interest rate cuts. In July we trimmed our duration slightly -- to 5.42 years -- because of the magnitude of the interest rate decline year-to-date. We believe rates will trend lower in the months ahead, but not decline as dramatically as they did in the first six months of 1995.

Q    What could threaten your outlook -- and result in an adjustment of your portfolio management strategy?

A    Our risks are fairly obvious. If the economy takes off like a rocket, for example, our interest rate outlook will be wrong, and we'd have to readjust. But we don't see that happening. We expect a slow-growth, low-inflation environment, which is positive for government securities and should be good for investors in the fund.

AVERAGE ANNUAL TOTAL RETURNS*

For periods ended July 31, 1995 (adjusted for the maximum sales charge)

                             1-YEAR  5-YEAR  10-YEAR  LIFE OF CLASS
=====================================================================================
KEMPER U.S. MORTGAGE FUND A   4.52%    N/A     N/A        3.79%      (SINCE 1/10/92)
-------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND B   5.44    7.07%   7.41%       7.25       (SINCE 10/26/84)
-------------------------------------------------------------------------------------
KEMPER U.S. MORTGAGE FUND C   8.65     N/A      --        7.78       (SINCE 5/31/94)
-------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for A shares adjustment for the maximum sales charge 4.5% and for B shares adjustment for the applicable contingent deferred sales charge as follows: 1-year, 3%; 5-year, 1%; since inception, 0%. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER U.S. MORTGAGE FUND CLASS A FROM 1/10/92 TO 7/31/95

                                      1/10/92  12/31/92  12/31/93  12/31/94  7/31/95
====================================================================================
KEMPER U.S. MORTGAGE FUND CLASS A(1)   10,000    9,938    10,673    10,274    11,415
------------------------------------------------------------------------------------
SALOMON BROTHERS GNMA INDEX +          10,000   10,579    11,407    11,243    12,583
------------------------------------------------------------------------------------
CONSUMER PRICE INDEX ++                10,000   10,250    10,540    10,825    11,059
------------------------------------------------------------------------------------

(1)Performance includes reinvestment of dividends and adjustment for the applicable sales charge in effect at the end of the period. In comparing the Kemper U.S. Mortgage Fund performance to Salomon Brothers 30-Year GMNA Index, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the index.

+ The Salomon Brothers 30-Year GNMA Index, an unmanaged index, is based on total return with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Source is Salomon Brothers Inc.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. It is generally considered to be a measure of inflation. Source is Towers Data Systems.

================================================================================
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER U.S. MORTGAGE FUND CLASS B FROM 10/26/84 TO 7/31/95

                                      10/28/84  12/31/87  12/31/90  12/31/93  7/31/95
=====================================================================================
KEMPER U.S. MORTGAGE FUND CLASS B(1)   10,000    12,380    14,667    19,202    21,249
-------------------------------------------------------------------------------------
SALOMON BROTHERS GNMA INDEX +          10,000    14,805    19,301    26,713    29,983
-------------------------------------------------------------------------------------
CONSUMER PRICE INDEX ++                10,000    10,494    11,975    13,476    14,482
-------------------------------------------------------------------------------------

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN KEMPER U.S. MORTGAGE FUND CLASS C FROM 5/31/94 TO 7/31/95

                                       5/31/94       12/31/94       7/31/95
================================================================================
KEMPER U.S. MORTGAGE FUND CLASS C(1)    10,000         9,910         10,916
--------------------------------------------------------------------------------
SALOMON BROTHERS GNMA INDEX +           10,000        10,091         11,208
--------------------------------------------------------------------------------
CONSUMER PRICE INDEX ++                 10,000        10,149         10,339
--------------------------------------------------------------------------------

================================================================================
TERMS TO KNOW

ASSET ALLOCATION - Asset allocation is the assignment of investments in a fund to different asset classes such as U.S. Treasuries, mortgages or cash or cash equivalents.

DURATION - Duration is a measure of the interest rate sensitivity of a fixed-income portfolio incorporating time to maturity and coupon size. The larger the duration number, the greater the interest rate risk.

TOTAL RETURN - A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

YIELD - A fund's yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

================================================================================
                                                            PORTFOLIO STATISTICS


THE FUND'S PORTFOLIO COMPOSITION

                                       ON 7/31/95                ON 7/31/94
================================================================================
MORTGAGE-BACKED GNMA                       96%                       64%
--------------------------------------------------------------------------------
FNMA/FHLMC                                 --                        33
--------------------------------------------------------------------------------
LONG-TERM GOVERNMENT SECURITIES             4                        --
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS
  (PRIMARILY SHORT-TERM TREASURIES)        --                         3
================================================================================
                                          100%                      100%

YEARS TO MATURITY
As a percentage of the portfolio

                                       ON 7/31/95                ON 7/31/94
================================================================================
LESS THAN 3 YEARS                           11%                      18%
--------------------------------------------------------------------------------
4-10 YEARS                                   1                        0
--------------------------------------------------------------------------------
10-20 YEARS                                 85                       54
--------------------------------------------------------------------------------
+20 YEARS                                    3                       28
================================================================================
                                           100%                     100%

DURATION

                                       ON 7/31/95                ON 7/31/94
================================================================================
DURATION                               5.42 YEARS                3.65 YEARS
--------------------------------------------------------------------------------

================================================================================
PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND
Portfolio of Investments at July 31, 1995
(Dollars in thousands)

                                                                   COUPON                     PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                TYPE                     RATE         MATURITY      AMOUNT      VALUE
===================================================================================================================
Government National                        Pass-through
Mortgage Association -- 95.6%              Certificates             6.50%        2023-2025    $522,677   $  496,216
(Cost: $3,289,947)                                                  7.00         2022-2025     939,378      916,546
                                                                    7.50         2007-2025     914,371      913,964
                                                                    8.00         2016-2025     628,586      641,142
                                                                    8.50         2016-2025     229,865      237,760
                                                                    9.00         2008-2023      74,328       77,998
                                                                    9.50         2009-2023      62,902       66,774
                                                                   10.00         2016-2021       8,778        9,554
                                                                   10.50         2019-2021      11,204       12,289
                                                                   11.00              2019         507          555
                                           ========================================================================
                                                                                                          3,372,798

-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 16.2%          Notes                   10.50              1995      86,000       86,148
(Cost: $585,949)                                                 9.25-9.375           1996     223,000      228,127
                                                                    6.125             1998     131,000      131,450
                                                                    7.25              2004      21,000       22,106
                                           Bonds                    7.25              2022     100,000      104,000
                                           ========================================================================
                                                                                                            571,831

-------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                           Pass-through
MORTGAGE ASSOCIATION --.4%                 Certificates          8.00-11.50      2016-2024      15,385       15,728
(Cost: $15,105)
                                           ========================================================================
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS--112.2%                      3,960,357
                                           (Cost: $3,891,001)
                                           ========================================================================

-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 11.5%             Collateralized by Federal Home Loan Mortgage Corporation, Federal National
(Cost: $404,000)                           Mortgage Association and Government National Mortgage Association securities
                                           Yield 5.80%-5.93%, Dated July 1995, Due August 1995

                                           Nikko Securities                                   $304,000   $  304,000
                                           (held at The Bank of New York)

                                           Nomura                                              100,000      100,000
                                           (held at The Bank of New York)
                                           ========================================================================
                                                                                                            404,000

-------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS --                Yield-5.75% to 5.80%
1.9%                                       Due-August and September 1995
(Cost: $65,739)                            Federal National Mortgage Association                36,000       35,746
                                           Western Financial Services                           30,000       30,000
                                           ========================================================================
                                                                                                             65,746
                                           ========================================================================
                                           TOTAL INVESTMENTS--125.6%
                                           (COST: $4,360,740)                                             4,430,103
                                           ========================================================================
                                           LIABILITIES, LESS CASH
                                           AND OTHER ASSETS--(25.6%)                                       (901,774)
                                           ========================================================================
                                           NET ASSETS--100%                                              $3,528,329
                                           ========================================================================

                See accompanying Notes to Financial Statements.

NOTES TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $4,360,740,000 for federal income tax purposes at July 31, 1995, the aggregate gross unrealized appreciation was $110,132,000, the aggregate gross unrealized depreciation was $40,769,000 and the net unrealized appreciation of investments was $69,363,000.

================================================================================
                                                  REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS KEMPER U.S. MORTGAGE FUND

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper U.S. Mortgage Fund, a series of Kemper Portfolios, as of July 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Mortgage Fund at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
September 15, 1995

================================================================================
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 1995
(in thousands)

ASSETS

Investments, excluding repurchase agreements, at value
(Cost: $3,956,740)                                             $ 4,026,103
--------------------------------------------------------------------------
Repurchase agreements, at value
(Cost: $404,000)                                                   404,000
--------------------------------------------------------------------------
Cash                                                                   187
--------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                     796
--------------------------------------------------------------------------
  Investments sold                                                  44,174
--------------------------------------------------------------------------
  Interest                                                          34,553
--------------------------------------------------------------------------
   TOTAL ASSETS                                                  4,509,813
==========================================================================
LIABILITIES AND NET ASSETS

 Payable for:
  Fund shares redeemed                                               4,327
--------------------------------------------------------------------------
  Investments purchased                                            973,435
--------------------------------------------------------------------------
  Management fee                                                     1,500
--------------------------------------------------------------------------
  Distribution services fee                                            971
--------------------------------------------------------------------------
  Administrative services fee                                          704
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               456
--------------------------------------------------------------------------
  Other                                                                 91
--------------------------------------------------------------------------
   Total liabilities                                               981,484
--------------------------------------------------------------------------
NET ASSETS                                                     $ 3,528,329
==========================================================================
ANALYSIS OF NET ASSETS

Paid in capital                                                $ 4,636,195
--------------------------------------------------------------------------
Accumulated undistributed net realized loss on investments      (1,241,421)
--------------------------------------------------------------------------
Net unrealized appreciation on investments                          69,363
--------------------------------------------------------------------------
Undistributed net investment income                                 64,192
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                    $ 3,528,329
==========================================================================
THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($2,014,490,264 / 285,355,135 shares outstanding)                  $7.06
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net
  asset value or 4.50% of offering price)                            $7.39
==========================================================================
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($1,512,670,984 / 214,537,340 shares outstanding)                  $7.05
==========================================================================
CLASS C SHARES
  Net asset value and redemption price per share
  ($1,168,237 / 165,731 shares outstanding)                          $7.05
==========================================================================

See accompanying Notes to Financial Statements.

                                                            FINANCIAL STATEMENTS
================================================================================

STATEMENT OF OPERATIONS
Year ended July 31, 1995
(in thousands)

--------------------------------------------------------------------------
NET INVESTMENT INCOME
 Interest income
                                                                 $ 321,715
--------------------------------------------------------------------------
 Expenses:
  Management fee                                                    18,595
--------------------------------------------------------------------------
  Distribution services fee                                         13,274
--------------------------------------------------------------------------
  Administrative services fees                                       8,822
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             6,550
--------------------------------------------------------------------------
  Professional fees                                                     90
--------------------------------------------------------------------------
  Reports to shareholders                                              704
--------------------------------------------------------------------------
  Trustees' fees and other                                             221
--------------------------------------------------------------------------
   Total expenses                                                   48,256
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                              273,459
--------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sales of investments (including
  options purchased)                                               (108,790)
--------------------------------------------------------------------------
  Net realized gain from futures transactions                        1,600
--------------------------------------------------------------------------
   Net realized loss                                              (107,190)
--------------------------------------------------------------------------
  Change in net unrealized depreciation on investments             138,533
--------------------------------------------------------------------------
Net gain on investments                                             31,343
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $304,802
--------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(in thousands)

                                                         YEAR ENDED JULY 31,
                                                       1995              1994
-------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL ACTIVITY
  Net investment income                             $  273,459          326,261
-------------------------------------------------------------------------------
  Net realized loss                                   (107,190)        (383,592)
-------------------------------------------------------------------------------
  Change in net unrealized depreciation                138,533          (23,587)
-------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                       304,802          (80,918)
-------------------------------------------------------------------------------
Net equalization charges                               (12,882)         (17,926)
-------------------------------------------------------------------------------
Distribution from net investment income               (267,996)        (325,917)
-------------------------------------------------------------------------------
Net decrease from capital share transactions          (653,661)      (1,056,270)
-------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                          (629,737)      (1,481,031)
-------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                    4,158,066        5,639,097
END OF YEAR (INCLUDING UNDISTRIBUTED NET
INVESTMENT INCOME OF $64,192 FOR 1995
AND $63,437 FOR 1994)                               $3,528,329        4,158,066
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
================================================================================

--------------------------------------------------------------------------------
1 DESCRIPTION OF THE FUND  Kemper U.S. Mortgage Fund is a separate series of
                           Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. The Fund may offer, to a limited group of investors, Class I shares (none sold through July 31, 1995) which are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2 SIGNIFICANT              INVESTMENT VALUATION. Investments are stated at
  ACCOUNTING POLICIES      value. Fixed income securities are valued by using
                           market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                           INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes premium and discount amortization of money market instruments and mortgage-backed securities; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis. Realized and unrealized gains and losses on financial futures and options are included in net realized and unrealized gain (loss) on investments, as appropriate.

                           The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate certain assets equal to the value of the securities purchased. At July 31, 1995 the Fund had $973,435,000 in purchase commitments outstanding (28% of net assets), with a corresponding amount of assets designated.

                                                   Notes to Financial Statements
================================================================================

                           FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                           FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at July 31, 1995, amounting to approximately $1,232,701,000, is available to offset future taxable gains. If not applied, $362,036,000 of the loss carryover expires by the period ended 1996, with the remainder expiring through the period ended 2003.

                           Differences in dividends per share are due to different class expenses. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                           Distributions are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                           EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

                           REPURCHASE AGREEMENTS. Repurchase Agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund so that its market value exceeds the carrying value of the repurchase agreement.

--------------------------------------------------------------------------------
3 TRANSACTIONS             MANAGEMENT AGREEMENT. The Fund has a management
  WITH AFFILIATES          agreement with Kemper Financial Services, Inc. (KFS)
                           and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining gradually to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $18,595,000 for the year ended
                           July 31, 1995.

                           UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). As principal underwriter for the Fund, KDI retained commissions of $18,000 for the year ended July 31, 1995 for sales of

Notes to Financial Statements
================================================================================


                           Class A shares after allowing $160,000 as commissions to firms, of which $25,000 was paid to firms affiliated with KDI. For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms that provide distribution services to investors. KDI compensates these firms at various rates for sales of Class B and Class C shares. During the year ended July 31, 1995, the Fund incurred a distribution services fee for Class B and Class C shares of $13,274,000, and KDI paid $1,343,000 for commissions and distribution fees to firms, including $142,000 to firms affiliated with KDI. In addition, KDI received $4,548,000 of contingent deferred sales charges.

                           ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. For the year ended July 31, 1995, the Fund incurred an administrative services fee of $8,822,000 and KDI paid $8,770,000 to firms, including $1,113,000 that was paid to firms affiliated with KDI.

                           CUSTODIAN AND TRANSFER AGENT AGREEMENTS. The Fund has a custodian agreement and a transfer agent agreement with Investors Fiduciary Trust Company (IFTC), which was 50% owned by KFS until January 31, 1995, when KFS completed the sale of IFTC to a third party. For the year ended July 31, 1995, the Fund incurred custodian and transfer agent fees of $4,404,000 (excluding related expenses). Pursuant to a services agreement with IFTC, Kemper Service Company (KSvC), an affiliate of KFS, is the shareholder service agent of the Fund. For the year ended July 31, 1995, IFTC remitted shareholder service fees of $6,155,000 to KSvC.

                           OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. For the year ended July 31, 1995, the Fund made no payments to its officers and incurred trustees' fees of $55,000 to independent trustees.

--------------------------------------------------------------------------------
4 INVESTMENT               For the year ended July 31, 1995, investment
  TRANSACTIONS             transactions (excluding short-term instruments) are
                           as follows (in thousands):

                           Purchases                    $ 20,546,651
                           Proceeds from sales            21,577,354

                                                   Notes to Financial Statements
================================================================================


--------------------------------------------------------------------------------
5 CAPITAL SHARE            The following table summarizes the activity in
  TRANSACTIONS             capital shares of the Fund (in thousands):

                                             YEAR ENDED JULY 31,
                                    1995                            1994
                          ------------------------        -------------------------
                          SHARES          AMOUNT           SHARES          AMOUNT
-----------------------------------------------------------------------------------
SHARES SOLD
 Class A                   6,918       $    45,618          5,222       $    35,884
-----------------------------------------------------------------------------------
 Class B                   8,293            55,591         32,281           233,525
-----------------------------------------------------------------------------------
 Class C                     167             1,153             21               148
-----------------------------------------------------------------------------------
SHARES ISSUES IN REINVESTMENT OF DIVIDENDS
 Class A                  12,059            82,686          9,802            71,165
-----------------------------------------------------------------------------------
 Class B                  10,543            72,114         15,471           113,238
-----------------------------------------------------------------------------------
 Class C                       3                19             --                --
-----------------------------------------------------------------------------------
SHARES REDEEMED
 Class A                 (63,394)         (427,279)       (68,014)         (484,338)
-----------------------------------------------------------------------------------
 Class B                 (72,004)         (483,386)      (143,028)       (1,025,892)
-----------------------------------------------------------------------------------
 Class C                     (26)             (177)            --                --
-----------------------------------------------------------------------------------
CONVERSION OF SHARES
 Class A                  43,850           296,147        142,904         1,034,102
-----------------------------------------------------------------------------------
 Class B                 (43,908)         (296,147)      (143,035)       (1,034,102)
-----------------------------------------------------------------------------------
NET DECREASE FROM
CAPITAL SHARE
TRANSACTIONS                           $  (653,661)                     $(1,056,270)
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6 FINANCIAL                In order to take advantage of anticipated market
  FUTURES CONTRACTS        conditions, the Fund has entered into exchange traded
                           financial futures contracts as described below. The
                           Fund bears the market risk that arises from changes in the value of these financial instruments.

                           At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian of a specified amount of cash or eligible securities. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and the broker as the market price of the futures contract fluctuates. At July 31, 1995, the market value of investments pledged by the Fund to cover margin requirements for open futures positions was $12,828,000. At July 31, 1995, the Fund had outstanding financial futures contracts as follows (in thousands):

                       Face                      Expiration        Loss at
Type                  amount        Position        month          7/31/95
--------------------------------------------------------------------------
U.S. Treasury
Securities           $167,500         Long        September         $3,429

FINANCIAL HIGHLIGHTS
================================================================================

                                                                            CLASS A SHARES
                                                                                                      JANUARY 10,
                                                                 YEAR ENDED JULY 31,                    1992 TO
                                                       ----------------------------------------         JULY 31,
                                                         1995             1994             1993          1992
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                   $  6.96            7.56             7.78           7.81
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    .53             .51              .62            .38
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .09            (.59)            (.21)          (.03)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                           .62            (.08)             .41            .35
--------------------------------------------------------------------------------------------------------------
Less distribution from net investment income               .52             .52              .63            .38
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  7.06            6.96             7.56           7.78
--------------------------------------------------------------------------------------------------------------
Total return                                              9.48%          (1.21)            5.52           4.76
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   .89%            .99              .97            .94
--------------------------------------------------------------------------------------------------------------
Net investment income                                     7.77            7.00             8.22           8.73
--------------------------------------------------------------------------------------------------------------

                                                                              CLASS B SHARES
                                                                            YEAR ENDED JULY 31,
                                                       ----------------------------------------------------------
                                                         1995        1994         1993         1992          1991
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                     $  6.96        7.56         7.77         7.25         7.25
-----------------------------------------------------------------------------------------------------------------
Increase from investment operations:
  Net investment income                                    .47         .45          .57          .65          .64
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                  .09        (.59)        (.21)         .49          .01
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                           .56        (.14)         .36         1.14          .65
-----------------------------------------------------------------------------------------------------------------
Less distribution from net investment income               .47         .46          .57          .62          .65
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           $  7.05        6.96         7.56         7.77         7.25
-----------------------------------------------------------------------------------------------------------------
Total return                                              8.44%      (2.00)        4.85        16.36         9.37
-----------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS
Expenses                                                  1.75%       1.79         1.75         1.86         2.03
-----------------------------------------------------------------------------------------------------------------
Net investment income                                     6.91        6.27         7.44         8.70         8.86
-----------------------------------------------------------------------------------------------------------------

                                                            FINANCIAL HIGHLIGHTS
================================================================================

                                                          CLASS C SHARES
                                                    YEAR ENDED         MAY 31, TO
                                                  JULY 31, 1995      JULY 31, 1994
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $ 6.95               6.99
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 .48                .07
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               .09               (.04)
------------------------------------------------------------------------------
Total from investment operations                        .57                .03
------------------------------------------------------------------------------
Less distribution from net investment income            .47                .07
------------------------------------------------------------------------------
Net asset value, end of period                       $ 7.05               6.95
------------------------------------------------------------------------------
TOTAL RETURN                                           8.65%               .47
------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                               1.71%              1.55
------------------------------------------------------------------------------
Net investment income                                  6.95               6.46
------------------------------------------------------------------------------

                                                                           YEAR ENDED JULY 31,
                                                    ------------------------------------------------------------
                                                       1995          1994        1993         1992        1991
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL FUND DATA
Net assets at end of year (in thousands)            $3,528,329    4,158,066   5,639,097    5,602,682   4,879,832
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    573%         963         551          376         498
----------------------------------------------------------------------------------------------------------------

NOTE FOR ALL CLASSES: Ratios have been determined on an annualized basis. Total return is not annualized and does not reflect the effect of any sales charges.

TRUSTEES AND OFFICERS
================================================================================

TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

DAVID W. BELIN
Trustee

LEWIS A. BURNHAM
Trustee

DONALD L. DUNAWAY
Trustee

ROBERT B. HOFFMAN
Trustee

DONALD R. JONES
Trustee

DAVID B. MATHIS
Trustee

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

OFFICERS

J. PATRICK BEIMFORD, JR.
Vice President

JOHN E. PETERS
Vice President

MICHELLE M. KEELEY
Vice President

FRANK J. RACHWALSKI, JR.
Vice President

PAUL F. SLOAN
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME L. DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

================================================================================

--------------------------------------------------------------------------------
LEGAL COUNSEL                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                     222 North LaSalle Street
                                     Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT            KEMPER SERVICE COMPANY
                                     P.O. Box 419557
                                     Kansas City, MO 64141
                                     1-800-621-1048

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT         INVESTORS FIDUCIARY TRUST COMPANY
                                     127 West 10th Street
                                     Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS                 ERNST & YOUNG LLP
                                     233 South Wacker Drive
                                     Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                   KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER                KEMPER DISTRIBUTORS, INC.
                                     120 South LaSalle Street
                                     Chicago, IL 60603

--------------------------------------------------------------------------------

[RECYCLED LOGO]
Printed on recycled paper.

This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income prospectus.
KUSMF - 2 (9/95)
                                                      [KEMPER MUTUAL FUNDS LOGO]
                                                                         1003670
                                                           Printed in the U.S.A.